AMENDMENT NO. 1 TO
                           FIRST AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT

                  THIS AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "Amendment") is entered into as of December 19, 2000 by and between Motient Corporation, a Delaware corporation ("Motient"), and the undersigned Investors identified on the signature page (the "Investors").

                  WHEREAS, the parties hereto are members of Motient Satellite Ventures LLC (the "LLC") and on June 29, 2000, the parties hereto entered into the First Amended and Restated Limited Liability Company Agreement (the "LLC Agreement");

                  WHEREAS, the parties hereto desire to amend the LLC Agreement to change the name of the LLC to "Mobile Satellite Ventures LLC";

                  WHEREAS, the LLC Agreement provides that an amendment to the LLC Agreement prior to the Investor Option Closing shall be adopted and effective only if approved by Motient and the Required Investor Majority; and

                  WHEREAS, the Investor Option Closing has not occurred and the undersigned Investors constitute a Required Investor Majority and together with Motient have the power and authority to amend the LLC Agreement.

                  NOW THEREFORE in consideration of the mutual covenants and agreements set forth below, the parties, intending to be legally bound, hereby amend the LLC Agreement as follows:

                  1.       Amendments to LLC Agreement.
                           ---------------------------

                  (a) The first sentence in Section 2.2 of the LLC Agreement is hereby deleted in its entirety and replaced with the following:

                  The name of the Company is "Mobile Satellite Ventures LLC".

                  (b) All other references to "Motient Satellite Ventures LLC" in the LLC Agreement are hereby deleted and replaced with "Mobile Satellite Ventures LLC".

                  2. Consent of Required Investor Majority. This Amendment shall constitute the prior written consent of the Required Investor Majority pursuant to Section 5.2(vi) of the LLC Agreement to modify the Certificate of Formation of the LLC by filing a Certificate of Amendment to the Certificate of Formation to change the name of the LLC to "Mobile Satellite Ventures LLC". This Amendment shall be effective upon the filing and acceptance of such Certificate of Amendment to the Certificate of Formation with the Delaware Secretary of State.

                  3. Miscellaneous. Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the LLC Agreement. All other terms and provisions of the LLC Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. This Amendment may be executed in any number of counterparts which, taken together, shall constitute a single, binding instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of law that would give effect to the application of the law of another jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, or have caused this Amendment to be duly executed on their behalf, as of the day and year first above written.


                                    MOTIENT:

                                      MOTIENT CORPORATION


                                      By:/s/Gary M. Parsons
                                         -------------------------------------
                                         Gary M. Parsons, Chairman


                                   INVESTORS:


                                      TELCOM SATELLITE VENTURES INC.


                                      By: /s/ Hal B. Perkins
                                         -------------------------------------
                                         Name: Hal B. Perkins
                                         Title: Vice President


                                   COLUMBIA SPACE (QP), INC.


                                      By: /s/ Donald A. Doering
                                         -------------------------------------
                                         Name: Donald A. Doering
                                         Title: CFO


                                   COLUMBIA SPACE (AI), INC.


                                     By: /s/ Donald A. Doering
                                        --------------------------------------
                                        Name: Donald A. Doering
                                        Title:  CFO

                                   COLUMBIA SPACE PARTNERS, INC.


                                     By: /s/ Donald A. Doering
                                        --------------------------------------
                                        Name: Donald A. Doering
                                        Title:  CFO


                                   SPECTRUM SPACE EQUITY
                                   INVESTORS IV, INC.


                                     By: /s/ Kevin J. Maroni
                                        --------------------------------------
                                        Name:  Kevin J. Maroni
                                        Title:  Chairman and
                                                Chief Executive Officer


                                   SPECTRUM SPACE IV PARALLEL, INC.


                                     By:/s/ Kevin J. Maroni
                                        --------------------------------------
                                        Name:  Kevin J. Maroni
                                        Title:  Chairman and
                                                Chief Executive Officer


                                   SPECTRUM SPACE IV MANAGERS, INC.


                                     By: /s/ Kevin J. Maroni
                                        --------------------------------------
                                        Name:  Kevin J. Maroni
                                        Title:  Chairman and
                                                Chief Executive Officer